CERTIFIED GROCERS OF CALIFORNIA, LTD.
Executive Insurance Plan
SPLIT-DOLLAR AGREEMENT

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


                                TABLE OF CONTENTS


     1.   Acquisition of Policy. . . . . . . . . . . . . . . . . . . . . . .   1

     2.   Payment of Premiums; Additional Compensation.. . . . . . . . . . .   1

     3.   Employer's Interest in Policy. . . . . . . . . . . . . . . . . . .   2

          (a)  Employer's Interest.. . . . . . . . . . . . . . . . . . . . .   2
          (b)  Termination of Agreement. . . . . . . . . . . . . . . . . . .   2
          (c)  Death of Insured. . . . . . . . . . . . . . . . . . . . . . .   2
          (d)  Definitions.. . . . . . . . . . . . . . . . . . . . . . . . .   2

     4.   Rights in the Policy.. . . . . . . . . . . . . . . . . . . . . . .   3

          (a)  Employee's Rights.  . . . . . . . . . . . . . . . . . . . . .   3
          (b)  Employer's Rights.. . . . . . . . . . . . . . . . . . . . . .   3
          (c)  Conflict. . . . . . . . . . . . . . . . . . . . . . . . . . .   3

     5.   Death of the Employee. . . . . . . . . . . . . . . . . . . . . . .   3

          (a)  Employer's Recovery.. . . . . . . . . . . . . . . . . . . . .   3
          (b)  Beneficiary's Recovery. . . . . . . . . . . . . . . . . . . .   4
          (c)  Collection of Death Proceeds. . . . . . . . . . . . . . . . .   4

     6.   Termination of Agreement.. . . . . . . . . . . . . . . . . . . . .   4

          (a)  Termination Events. . . . . . . . . . . . . . . . . . . . . .   4
          (b)  Disposition of Policy Following a Termination Event.. . . . .   5

     7.   Provisions Regarding the Insurer.. . . . . . . . . . . . . . . . .   5

          (a)  Bound Only by Policy. . . . . . . . . . . . . . . . . . . . .   5

-------------------------------------------------------------------------------

CERTIFIED GROCERS OF CALIFORNIA, LTD.
Executive Insurance Plan
SPLIT-DOLLAR AGREEMENT

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------



          (b)  Discharge.. . . . . . . . . . . . . . . . . . . . . . . . . .   5
          (c)  Insurer Not a Party.. . . . . . . . . . . . . . . . . . . . .   5

     8.   Special Provisions.. . . . . . . . . . . . . . . . . . . . . . . .   5

          (a)  Named Fiduciary.  . . . . . . . . . . . . . . . . . . . . . .   6
          (b)  Funding.. . . . . . . . . . . . . . . . . . . . . . . . . . .   6
          (c)  ERISA Claims Procedures.. . . . . . . . . . . . . . . . . . .   6

     9.   Amendment. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

     10.  Assignment.  . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

     11.  Governing Law. . . . . . . . . . . . . . . . . . . . . . . . . . .   7

     12.  Entire Agreement.  . . . . . . . . . . . . . . . . . . . . . . . .   7



-------------------------------------------------------------------------------

CERTIFIED GROCERS OF CALIFORNIA, LTD.
Executive Insurance Plan
SPLIT-DOLLAR AGREEMENT

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


THIS AGREEMENT is made as of the ________ day of ________________, 19 ___, by and between Certified Grocers of California, Ltd. (the "Employer") and ________ ______________ (the "Employee").

     A. WHEREAS, the Employer is a corporation duly organized and validly existing under the laws of the state of its incorporation.

     B. WHEREAS, the Employer wishes to benefit the Employee by entering into a split-dollar life insurance arrangement in accordance with the terms and conditions of this Agreement.

     C. WHEREAS, the split-dollar arrangements provided for in this Agreement, which the parties intend to satisfy the requirements of Rev.
          Rul. 64-328, 1964-2 C.B. 11, relates to a life insurance policy
          (the "Policy") with policy number ________________ to be issued by Security Life of Denver Insurance Company (the "Insurer") on the life of the Employee to be owned by the Employer subject to an endorsement in favor of the Employee.

NOW, THEREFORE, the parties mutually agree as follows:

1. ACQUISITION OF POLICY. The parties shall cooperate in applying for and obtaining the Policy. The Policy shall be issued to the Employer as owner with an endorsement granting to the Employee the rights described in
     Article 4 below.

2. PAYMENT OF PREMIUMS; ADDITIONAL COMPENSATION. The Employer shall pay all of the premiums due on the Policy. In addition, the Employer shall pay to the Employee each year, as additional compensation, an amount that is equal to the difference between (i) the Economic Benefit (as defined below) multiplied by a fraction, the numerator of which is one and the denominator of which is one minus 40% (i.e., 1/(1-40%)) and (ii) the Economic Benefit. For purposes of this Section 2, "Economic Benefit" shall mean each year an amount that is equal to the value, as determined for federal and state income tax purposes, of the "economic benefit" derived by the Employee from the Policy's life insurance protection (i.e., the lower of the P.S. 58 cost or the lowest term cost of the insurance carrier).

-------------------------------------------------------------------------------
                                        1

CERTIFIED GROCERS OF CALIFORNIA, LTD.
Executive Insurance Plan
SPLIT-DOLLAR AGREEMENT

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


3.   EMPLOYER'S INTEREST IN POLICY.

     (a) EMPLOYER'S INTEREST. In consideration of the Employer's premium payments under the split-dollar arrangement, the Employer's Interest in the Policy shall at all times equal the amount determined in accordance with the following provisions. The Employer shall be entitled to recover the Employer's Interest in the Policy in accordance with the terms and conditions of this Agreement. In no event, however, shall the Insurer be obligated to pay any amounts in excess of its obligations under the terms of the Policy.

     (b) TERMINATION OF AGREEMENT. Upon the termination of this Agreement, the Employer's Interest in the Policy shall be an amount equal to the Cash Surrender Value of the Policy (as hereinafter defined) at such time.

     (c) DEATH OF INSURED. Upon the death of the Insured, the Employer's Interest in the Policy shall be an amount equal to the total death benefit proceeds payable under the policy less the amounts payable to the Beneficiary of the Employee under Section 4(a).

     (d)  DEFINITIONS.  For purposes of this Agreement:

          (i) The Cash Surrender Value of the Policy at any time equals at such time the cash value set forth in the Policy's table of values, less any policy loans to the Employer and accrued interest thereon at such time.

          (ii) Final Pay means a Participant's highest annualized base wage within the three (3) calendar years preceding the Participant's Separation from Service plus annual car allowance determined as $12,000 for a Separation from Service occurring in 1994 and increased 4% for each year thereafter.

         (iii) Officer means any Employee of the Company elected by the Board of Directors of the Company and serving in the capacity as a Vice President or higher officer of the Company.

          (iv) Separation from Service means the date that a Participant ceases to be an

-------------------------------------------------------------------------------
                                        2

CERTIFIED GROCERS OF CALIFORNIA, LTD.
Executive Insurance Plan
SPLIT-DOLLAR AGREEMENT

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


               Employee because of a voluntary or involuntary quit, layoff, or termination.

4.   RIGHTS IN THE POLICY.

     (a) EMPLOYEE'S RIGHTS. The Employee shall be entitled to designate the beneficiary and elect a settlement option, and to change such designations or elections at any time and from time to time, with respect to that portion of the death proceeds, if any,

          (i) equal to 300% of Final Pay in the event of the death of the Employee prior to Separation from Service; and

          (ii) equal to 150% of Final Pay in the event of the death of the Employee after the Employee's Separation from Service, if the Employee has five or more Years of Service and three or more Years of Service as an Officer.

     The Policy shall contain an endorsement (the "Endorsement"), in a form acceptable to the parties and the insurer, granting the Employee such rights.

     (b) EMPLOYER'S RIGHTS. Except for those rights granted to the Employee in the Endorsement, the Employer shall have all of the rights of the owner under the Policy and the Employer shall be entitled to exercise all of such rights, options and privileges without the consent of the Employee; provided, however, the Employer agrees not to exercise the right to surrender the Policy except following a Termination Event and in compliance with the provisions of Article 6 below.

     (c) CONFLICT. As between the parties hereto, in the event of any conflict between the terms of the Endorsement and this Agreement, the terms of this Agreement shall prevail. The Insurer shall be bound, however, only by the terms of the Policy and any endorsements thereto.

5. DEATH OF THE EMPLOYEE. In the event of the Employee's death prior to a Termination Event:

     (a) EMPLOYER'S RECOVERY. The Employer shall be entitled to recover out of the

-------------------------------------------------------------------------------
                                        3

CERTIFIED GROCERS OF CALIFORNIA, LTD.
Executive Insurance Plan
SPLIT-DOLLAR AGREEMENT

          proceeds of the Policy an amount equal to the Employer's Interest in the Policy as determined under Article 3 above.



     (b) BENEFICIARY'S RECOVERY. That portion of the proceeds of the Policy, if any, in excess of the Employer's Interest in the Policy shall be paid to the beneficiary designated by the Employee under the Policy.

     (c) COLLECTION OF DEATH PROCEEDS. Promptly following the Employee's death, the parties shall cooperate in the filing of a death claim in accordance with the Insurer's claims procedures and shall request distribution to the beneficiary designated by the Employee of the Employee's Interest in the Policy and the balance of the death proceeds, if any, shall be paid by the Insurer to the Employer under the Policy.

6.   TERMINATION OF AGREEMENT.

     (a) TERMINATION EVENTS. Subject to fulfillment of the obligations arising upon termination hereinafter set forth, this Agreement shall terminate on the first to occur of the following events (each referred to herein as a "Termination event"):

          (i) Delivery of written notice of termination of this Agreement by the Employer to the Employee.

          (ii) Delivery of written notice of termination of this Agreement by the Employee to the Employer.

         (iii) Separation from Service with the Employer for any reason, by either the Employer or the Employee, with or without cause; provided, however, Separation from Service of an Employee eligible for a benefit under Article 4(a)(ii) shall not be a Termination Event under this paragraph (iii).

          (iv) If a Participant engages, directly or indirectly (either as principal, agent, employee, consultant, stockholder, partner, or in any other individual or representative capacity), in any business activity within the Employer's area


-------------------------------------------------------------------------------
                                        4

CERTIFIED GROCERS OF CALIFORNIA, LTD.
Executive Insurance Plan
SPLIT-DOLLAR AGREEMENT

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


               of business which is competitive with any business conducted by the Employer as of the date of Separation from Service with the Employer, and if in the opinion of the Employer the Participant would reasonably be expected to utilize any confidential information (such as Employer trade secrets including business records, actual and prospective customer and supplier lists, and the like) concerning the Employer in connection with such business activity.

     (b) DISPOSITION OF POLICY FOLLOWING A TERMINATION EVENT. Following a Termination Event (except a Termination Event under Article 6(a)(iv)) the Employee shall have the option, for fifteen (15) business days thereafter, to pay to the Employer in cash an amount equal to the Employer's Interest in the Policy as determined under Article 3 above. Upon receipt of such payment, the Employer shall transfer all of its right, title and interest in and to the Policy to the Employee.

          If the Employee fails to exercise this option or if a Termination Event under Article 6(a)(iv) occurs, the Employer shall be entitled to surrender the Policy or to remove the Endorsement from the Policy and thereafter to deal with the Policy as the Employer sees fit. The Employee hereby authorizes the Employer to act on the Employee's behalf to sign all documents and to take any other action required by the Insurer to remove the Endorsement following a Termination Event. The Insurer shall be entitled to rely on the Employer's authority upon submission by the Employer of a photocopy of this signed Agreement.

          The Employer shall cooperate in effecting any full or partial policy surrender or policy loan requested by the Employee related to the Employee's exercise of any option provided hereunder; provided, however, that the Employer's Interest in the Policy is paid to the Employer in connection with such a transaction.

7. PROVISIONS REGARDING THE INSURER. The parties acknowledge and agree as follows:

     (a) BOUND ONLY BY POLICY. The Insurer shall be bound only by the provisions of the Policy and any endorsement thereto.

     (b) DISCHARGE. Any payment made or actions taken by the Insurer in accordance with the provisions of the Policy and any endorsement thereto shall fully discharge the Insurer from all claims, suits and demands of all persons whatsoever.


-------------------------------------------------------------------------------
                                        5

CERTIFIED GROCERS OF CALIFORNIA, LTD.
Executive Insurance Plan
SPLIT-DOLLAR AGREEMENT

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


     (c) INSURER NOT A PARTY. The Insurer shall not be deemed a party to, or to have notice of, this Agreement or the provisions hereof and shall have no obligation to see to the performance of the obligations of the parties hereunder.

8. SPECIAL PROVISIONS. In compliance with the requirements of the Employee Retirement Income Security Act of 1974, as amended, the parties hereby confirm:


     (a) NAMED FIDUCIARY. The Employer is the named fiduciary of the split-dollar life insurance plan of which this Agreement is the written instrument.

     (b) FUNDING. The funding policy of the split-dollar life insurance plan is that the Employer will pay that portion of the premiums under the Policy required under Article 2 above.

     (c) ERISA CLAIMS PROCEDURES. The following claims procedure shall be utilized:

          (i) The claimant shall file a claim for benefits by notifying the Employer in writing. If the claim is wholly or partially denied, the Employer shall provide a written notice within ninety (90) days specifying the reason for the denial, the provisions of this Agreement on which the denial is based, and additional material or information, if any, necessary for the claimant to receive benefits. Such written notice shall also indicate the steps to be taken by the claimant if a review of the denial is desired.

          (ii) If a claim is denied and review is desired, the claimant shall notify the Employer in writing within sixty (60) days after receipt of written notice of a denial of a claim. In requesting a review, the claimant may review plan documents and submit any written issues and comments the claimant feels are appropriate. The Employer shall then review the claim and provide a written decision within sixty (60) days of receipt of a request for review. This decision shall state the specific reasons for the decision and shall include references to specific provisions of this Agreement, if any, upon which the decision is based.

-------------------------------------------------------------------------------

CERTIFIED GROCERS OF CALIFORNIA, LTD.
Executive Insurance Plan
SPLIT-DOLLAR AGREEMENT

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


          (iii) In no event shall the Employer's liability under this Agreement exceed the amount of proceeds from the policy.

9. AMENDMENT. This Agreement may be altered, amended or modified, including the addition of any extra policy provisions, but only by a written instrument signed by all of the parties.

10. ASSIGNMENT. A party may assign such party's interests and obligations under this Agreement at any time subject to the terms and conditions of this Agreement.


11. GOVERNING LAW. To the extent not preempted by ERISA, this Agreement shall be governed by the laws of the State of California.

12. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof. Any and all prior agreements or understandings with respect to such matters are hereby superseded.

IN WITNESS WHEREOF, the parties have signed and sealed this Agreement as of the day and year first above written.


               EMPLOYER:


                              CERTIFIED GROCERS OF CALIFORNIA, LTD.


                              ----------------------------------------
                              (Committee Member Signature)


                              ----------------------------------------
                              (Print Name)


-------------------------------------------------------------------------------
                                        7

CERTIFIED GROCERS OF CALIFORNIA, LTD.
Executive Insurance Plan
SPLIT-DOLLAR AGREEMENT

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


               EMPLOYEE:


                              ----------------------------------------
                              (Signature)


                              ----------------------------------------
                              (Print Name)





-------------------------------------------------------------------------------
                                        8

                            SCHEDULE TO EXHIBIT 10.6

     The foregoing Executive Insurance Plan Split-dollar Agreement has been entered into in substantially identical form by the following executive officers of the Registrant on the following dates:

                    Alfred A. Plamann   -    December 29, 1994

                    Daniel T. Bane      -    January 31, 1995

                    Donald W. Dill      -    January 31, 1995

                    Donald G. Grose     -    January 23, 1995

                    Charles J. Pilliter -    January 10, 1995